Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
September 30, 2009
Third Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody’s	Poor’s

Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	AA-	—	A+
Ratings are as of October 28, 2009, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2009

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures may improve its understanding of trends in the underlying business and help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•	Written premium adjustment — statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

2009 Third-Quarter Supplement	3

Cincinnati Financial Corporation
Quick Reference — Third Quarter 2009
(all data shown is for the three months ended or as of September 30, 2009)
(Based on reported data — see Pages 14-16 for adjusted data)

		Year over year
	9/30/2009	change %
Revenues:

Commercial lines net written premiums	$528	(1.8)
Personal lines net written premiums	190	3.2
Surplus lines net written premiums	12	159.1
Property casualty net written premiums	730	0.5
Commercial lines net earned premiums	555	(4.7)
Personal lines net earned premiums	170	1.8
Surplus lines net earned premiums	8	442.0
Property casualty net earned premiums	733	(2.4)
Life and accident and health net earned premiums	33	10.7
Investment income	127	(2.4)
Realized gains on investments	110	(59.7)
Other income	4	30.2
Total revenues	1,007	(15.1)

Income:

Operating income	$96	30.7
Net realized investment gains and losses	75	(57.2)
Net income	171	(31.0)

Per share (diluted):

Operating income	$0.59	31.9
Net realized investment gains and losses	0.46	(56.8)
Net income	1.05	(30.0)
Book value	28.44	(1.5)
Weighted average shares — diluted	162,901,396	(0.8)

Benefits and expenses:

Commercial lines loss and loss expenses	$329	(11.5)
Personal lines loss and loss expenses	125	(17.2)
Surplus lines loss and loss expenses	5	nm
Life and accident and health losses and policy benefits	40	(1.0)
Underwriting, acquisition and insurance expenses	247	(0.5)
Operating expenses	4	22.4
Interest expenses	14	(1.9)
Total expenses	763	(8.0)
Net income before income taxes	244	(31.6)
Total income tax benefit	73	(33.1)

Ratios:

Commercial lines GAAP combined ratio	92.4%
Personal lines GAAP combined ratio	102.3
Property casualty GAAP combined ratio	95.1

Commercial lines STAT combined ratio	94.9%
Personal lines STAT combined ratio	102.8
Property casualty STAT combined ratio	96.9

Balance Sheet:

Fixed maturity investments	$7,668
Equity securities	2,669
Short-term investments	12
Other invested assets	79

Total invested assets	$10,428

Loss and loss expense reserves	$4,195
Total debt	839
Shareholders’ equity	4,626

2009 Third-Quarter Supplement	4

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2009

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property Casualty	$—	$2,327	$—	$—	$—	$—	$—	$2,326
Life	—	—	134	—	—	—	—	134
Accident health	—	—	5	—	—	—	—	5
Premiums ceded	—	(129)	(36)	—	—	—	—	(165)
Total earned premium	—	2,198	103	—	—	—	—	2,301
Investment income	31	248	90	—	—	—	1	370
Realized gain on investments	88	36	(33)	—	(1)	—	—	90
Other income	11	4	1	5	—	3	(14)	9
Total revenues	$130	$2,486	$161	$5	$(1)	$3	$(13)	$2,770

Benefits & expenses:
Losses & policy benefits	$—	$1,683	$147	$—	$—	$—	$(4)	$1,826
Reinsurance recoveries	—	(60)	(29)	—	—	—	—	(89)
Underwriting, acquisition and insurance expenses	—	716	34	—	—	—	—	750
Other operating expenses	19	—	—	3	—	3	(11)	14
Interest expense	39	—	—	2	—	—	—	42
Total expenses	$58	$2,339	$152	$5	$—	$3	$(15)	$2,543

Income (loss) before income taxes	$71	$148	$9	$—	$(1)	$—	$1	$227

Provision (benefit) for income taxes:
Current operating income	$(15)	$(8)	$(3)	$—	$—	$—	$—	$(25)
Capital gains/losses	31	13	(12)	—	—	—	—	31
Deferred	4	12	17	—	—	—	—	34
Total provision for income taxes	$19	$17	$3	$—	$—	$—	$—	$40

Operating income (loss)	$(5)	$107	$27	$—	$—	$—	$1	$128

Net income (loss) — current year	$52	$131	$5	$—	$(1)	$—	$1	$187

Net income (loss) — prior year	$(70)	$271	$(20)	$1	$—	$(1)	$87	$268

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2009 Third-Quarter Supplement	5

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2009

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property Casualty	$—	$776	$—	$—	$—	$—	$—	$776
Life	—	—	43	—	—	—	—	43
Accident health	—	—	2	—	—	—	—	2
Premiums ceded	—	(43)	(12)	—	—	—	—	(55)
Total earned premium	—	733	33	—	—	—	—	766
Investment income	11	85	31	—	—	—	—	127
Realized gain on investments	21	90	(1)	—	—	—	—	110
Other income	4	2	—	2	—	1	(5)	4
Total revenues	$36	$910	$63	$2	$—	$1	$(5)	$1,007

Benefits & expenses:
Losses & policy benefits	$—	$488	$48	$—	$—	$—	$(1)	$535
Reinsurance recoveries	—	(29)	(8)	—	—	—	—	(37)
Underwriting, acquisition and insurance expenses	—	238	10	—	—	—	—	247
Other operating expenses	6	—	—	1	—	1	(4)	4
Interest expense	13	—	—	1	—	—	—	14
Total expenses	$19	$697	$50	$2	$—	$1	$(5)	$763

Income before income taxes	$17	$213	$13	$—	$—	$—	$—	$244

Provision (benefit) for income taxes:
Current operating income	$(4)	$25	$2	$—	$—	$—	$—	$23
Capital gains/losses	7	31	(3)	—	—	—	—	36
Deferred	1	8	6	—	—	—	—	14
Total provision for income taxes	$4	$64	$5	$—	$—	$—	$—	$73

Operating income (loss)	$(1)	$90	$7	$—	$—	$—	$—	$97

Net income — current year	$13	$149	$8	$—	$—	$—	$—	$171

Net income (loss) — prior year	$(44)	$228	$(24)	$—	$—	$—	$87	$247

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2009 Third-Quarter Supplement	6

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions except per share data)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net income (loss)		$171	$(19)	$35	$161	$247	$63	$(42)	$17	$21	$187	$268		$429
Net realized investment gains and losses		75	(14)	(2)	69	173	(6)	(151)	(15)	(157)	58	16		85

Operating income (loss)		96	(5)	37	92	74	69	109	32	178	129	252		344
Less catastrophe losses		(4)	(77)	(34)	10	(41)	(74)	(28)	(111)	(101)	(115)	(142)		(132)

Operating income before catastrophe losses		$100	$72	$71	$82	$115	$143	$137	$143	$279	$244	$394		$476

Diluted per share data
Net income (loss)		$1.05	$(0.12)	$0.22	$0.99	$1.50	$0.38	$(0.26)	$0.10	$0.13	$1.15	$1.64		$2.62
Net realized investment gains and losses		0.46	(0.09)	(0.01)	0.42	1.05	(0.04)	(0.92)	(0.10)	(0.95)	0.36	0.10		0.52

Operating income (loss)		0.59	(0.03)	0.23	0.57	0.45	0.42	0.66	0.20	1.08	0.79	1.54		2.10
Less catastrophe losses		(0.03)	(0.47)	(0.21)	0.06	(0.25)	(0.45)	(0.17)	(0.68)	(0.62)	(0.71)	(0.87)		(0.81)

Operating income before catastrophe losses		$0.62	$0.44	$0.44	$0.51	$0.70	$0.87	$0.83	$0.88	$1.70	$1.50	$2.41		$2.91

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2009 Third-Quarter Supplement	7

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)		$5,521	$5,169	$4,804	$4,309	$4,183	$4,304	$4,351
Equities (fair value)		2,477	2,247	1,986	2,432	3,210	3,537	4,226
Short-term investments (fair value)		10	11	13	19	162	—	51
Fixed maturities — pretax net unrealized gain (loss)		301	25	(36)	(108)	(132)	(33)	39
Equities — pretax net unrealized gain		594	487	347	627	1,012	1,227	1,831
Loss and loss expense reserves — STAT		3,656	3,674	3,555	3,494	3,507	3,534	3,448
Equity GAAP		4,283	3,795	3,512	3,667	3,947	4,011	4,498
Surplus — STAT		3,472	3,241	3,105	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$1,868	$1,694	$1,534	$1,467	$1,483	$1,551	$1,534
Equities (fair value)		123	103	89	122	200	265	307
Short-term investments (fair value)		1	1	—	—	—	—	—
Fixed maturities — pretax net unrealized gain (loss)		67	(43)	(94)	(115)	(79)	(35)	—
Equities — pretax net unrealized gain (loss)		11	(8)	(27)	(7)	61	92	127
Equity — GAAP		653	563	454	471	530	617	661
Surplus — STAT		283	270	254	290	371	420	453

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,295	$4,366	$4,367	$4,362	$4,296	$4,258	$4,160	$4,189
Equities (fair value)	4,595	5,201	5,411	5,472	5,494	5,134	4,827	4,946
Short-term investments (fair value)	50	19	72	3	92	—	—	126
Fixed maturities — pretax net unrealized gain (loss)	58	23	(30)	44	47	51	(55)	2
Equities — pretax net unrealized gain	2,077	2,657	2,917	3,017	3,166	2,859	2,621	2,758
Loss and loss expense reserves — STAT	3,398	3,461	3,374	3,373	3,356	3,314	3,237	3,169
Equity GAAP	4,784	5,282	5,404	5,272	5,261	5,073	4,702	4,730
Surplus — STAT	4,307	4,782	4,937	4,741	4,723	4,607	4,342	4,334

The Cincinnati Life Insurance Company Fixed maturities (fair value)	$1,465	$1,475	$1,415	$1,384	$1,381	$1,399	$1,344	$1,338
Equities (fair value)	371	459	478	539	532	494	458	470
Short-term investments (fair value)	51	18	29	16	3	—	—	20
Fixed maturities — pretax net unrealized gain (loss)	6	4	(4)	20	15	17	(17)	6
Equities — pretax net unrealized gain (loss)	162	225	254	305	307	271	238	256
Equity — GAAP	685	724	730	739	719	688	652	666
Surplus — STAT	477	485	491	483	479	461	459	470

2009 Third-Quarter Supplement	8

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2009	2008	Change	% Change	2009	2008	Change	% Change
Underwriting income
Net premiums written	$730	$727	$3	0.5	$2,231	$2,292	$(62)	(2.7)
Unearned premiums increase	(3)	(24)	21	(88.0)	33	30	3	10.6
Earned premiums	$733	$751	$(18)	(2.4)	$2,198	$2,263	$(65)	(2.9)

Losses incurred	$368	$456	$(88)	(19.4)	$1,350	$1,353	$(3)	(0.2)
Allocated loss expenses incurred	45	19	26	137.2	130	89	41	46.2
Unallocated loss expenses incurred	47	48	(1)	(2.3)	143	140	3	2.0
Other underwriting expenses incurred	246	238	9	3.7	709	697	12	1.7
Workers compensation dividend incurred	3	3	0	0.8	13	5	8	177.8

Total underwriting deductions	$709	$764	$(55)	(7.2)	$2,344	$2,283	$61	2.7
Net underwriting gain (loss)	$24	$(13)	$37	nm	$(146)	$(20)	$(126)	625.5

Investment income
Gross investment income earned	$888	$85	$803	945.3	$255	$270	$(15)	(5.6)
Net investment income earned	87	84	3	3.6	251	266	(15)	(5.7)
Net realized capital gains	54	171	(117)	(68.2)	15	77	(62)	(80.2)
Net investment gains (excl. subs)	$141	$255	$(114)	(44.6)	$266	$343	$(77)	(22.4)
Dividend from subsidiary	—	—	—	—	—	—	—	—
Net investment gains (net of tax)	$141	$255	$(114)	(44.6)	$266	$343	$(77)	(22.4)

Other income	$2	$1	$1	145.4	$4	$2	$2	122.0

Net income before federal income taxes	$167	$242	$(76)	(31.3)	$124	$325	$(200)	(61.7)
Federal and foreign income taxes incurred	$25	$83	$(59)	(70.5)	$(6)	$168	$(173)	nm
Net income (loss) (statutory)	$142	$159	$(17)	(10.8)	$130	$157	$(27)	(17.2)

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	9

Consolidated Cincinnati Insurance Companies — All Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 18 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Net premiums written		$730	$723	$778	$717	$727	$790	$776	$1,501	$1,566	$2,231	$2,292		$3,010
Net premiums earned		$733	$733	$732	$747	$751	$761	$751	$1,465	$1,512	$2,198	$2,263		$3,010
Losses paid		$390	$412	$401	$383	$467	$396	$383	$813	$778	$1,203	$1,245		$1,629
Loss reserve change		(22)	112	56	(1)	(11)	83	35	169	119	147	108		107
Total losses incurred		$368	$524	$457	$382	$456	$479	$418	$982	$897	$1,350	$1,353		$1,736
Allocated loss expense paid		37	42	30	39	35	32	25	71	58	108	93		131
Allocated loss expense reserve change		8	7	6	(12)	(16)	1	12	14	12	22	(4)		(16)
Total allocated loss expense incurred		$45	$49	$36	$27	$19	$33	$37	$85	$70	$130	$89		$115
Unallocated loss expense paid		46	42	48	62	47	43	43	91	86	137	133		195
Unallocated loss expense reserve change		—	4	2	3	1	3	3	5	6	6	7		10
Total unallocated loss expense incurred		$46	$46	$50	$65	$48	$46	$46	$96	$92	$143	$140		$205
Underwriting expenses incurred		250	232	240	264	241	223	238	472	460	721	701		971

Underwriting (loss) profit		$24	$(118)	$(51)	$9	$(13)	$(20)	$12	$(170)	$(7)	$(146)	$(20)		$(17)

Ratio Data
Loss ratio		50.2%	71.6%	62.5%	51.2%	60.8%	63.0%	55.6%	67.0%	59.3%	61.4%	59.8%		57.7%
Allocated loss expense ratio		6.1	6.7	4.9	3.5	2.5	4.3	5.0	5.8	4.6	5.9	3.9		3.8
Unallocated loss expense ratio		6.4	6.3	6.8	8.7	6.4	6.1	6.1	6.6	6.1	6.5	6.2		6.8
Net underwriting expense ratio		34.2	32.0	30.9	36.8	33.1	28.1	30.6	31.4	29.3	32.4	30.6		32.1

Statutory combined ratio		96.9%	116.6%	105.1%	100.2%	102.8%	101.5%	97.3%	110.8%	99.3%	106.2%	100.5%		100.4%
Statutory combined ratio excluding catastrophes		96.0%	100.5%	97.9%	102.3%	94.4%	86.6%	91.5%	99.2%	89.0%	98.1%	90.8%		93.6%

Loss Detail
New losses greater than $4,000,000		$18	$20	$9	$10	$10	$18	$—	$30	$26	$48	$36		$46
New losses $2,000,000-$4,000,000		24	21	17	19	17	25	22	39	39	63	56		75
New losses $1,000,000-$2,000,000		19	18	11	22	33	17	22	28	39	47	72		94
New losses $750,000-$1,000,000		8	7	11	12	14	13	9	19	21	27	35		48
New losses $500,000-$750,000		18	9	16	16	16	13	11	24	24	42	40		56
New losses $250,000-$500,000		29	31	35	35	33	27	29	66	57	95	90		124
Case reserve development above $250,000		51	70	56	82	59	54	49	125	103	177	162		245

Large losses subtotal		$167	$176	$155	$196	$182	$167	$142	$331	$309	$499	$491		$688
IBNR incurred		12	39	18	(16)	(6)	(6)	6	57	—	69	(6)		(22)
Catastrophe losses incurred		7	118	53	(16)	63	113	43	171	156	177	219		203
Remaining incurred		182	191	231	218	217	205	227	423	432	605	649		867

Total losses incurred		$368	$524	$457	$382	$456	$479	$418	$982	$897	$1,350	$1,353		$1,736

Loss Ratio
New losses greater than $4,000,000		2.5%	2.8%	1.3%	1.3%	1.3%	2.4%	0.0%	2.0%	1.7%	2.2%	1.6%		1.5%
New losses $2,000,000-$4,000,000		3.3	2.9	2.4	2.5	2.2	3.3	2.9	2.6	2.6	2.9	2.5		2.5
New losses $1,000,000-$2,000,000		2.6	2.4	1.4	2.9	4.4	2.2	2.9	1.9	2.6	2.1	3.0		3.1
New losses $750,000-$1,000,000		1.2	1.0	1.5	1.6	1.9	1.7	1.1	1.3	1.4	1.2	1.6		1.6
New losses $500,000-$750,000		2.4	1.2	2.1	2.2	2.1	1.7	1.5	1.7	1.6	1.9	1.8		1.9
New losses $250,000-$500,000		3.9	4.2	4.8	4.6	4.4	3.6	3.9	4.5	3.7	4.3	4.0		4.1
Case reserve development above $250,000		7.0	9.6	7.6	11.0	7.9	7.1	6.5	8.5	6.9	8.0	7.2		8.1

Large losses subtotal		22.9%	24.1%	21.1%	26.1%	24.2%	22.0%	18.8%	22.5%	20.5%	22.6%	21.7%		22.8%
IBNR incurred		1.7	5.3	2.5	(2.1)	(0.8)	(0.9)	0.8	3.9	0.0	3.2	(0.3)		(0.7)
Total catastrophe losses incurred		0.9	16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3	8.1	9.7		6.8
Remaining incurred		24.7	26.1	31.7	29.3	29.0	27.0	30.2	29.0	28.5	27.5	28.7		28.8

Total loss ratio		50.2%	71.6%	62.5%	51.2%	60.8%	63.0%	55.5%	67.0%	59.3%	61.4%	59.8%		57.7%

Loss Claim Count
New losses greater than $4,000,000		4	4	2	2	2	5	2	6	7	10	9		11
New losses $2,000,000-$4,000,000		10	8	7	7	6	8	5	15	13	25	19		26
New losses $1,000,000-$2,000,000		16	14	9	17	27	13	19	23	32	39	59		76
New losses $750,000-$1,000,000		10	8	13	14	17	15	10	21	25	31	42		56
New losses $500,000-$750,000		31	14	28	28	28	23	21	42	44	73	72		100
New losses $250,000-$500,000		89	92	108	105	100	84	87	200	171	289	271		376
Case reserve development above $250,000		81	108	89	146	102	84	81	197	165	278	267		413

Large losses total		241	248	256	319	282	232	225	504	457	745	739		1,058

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	nm Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	10

Consolidated Cincinnati Insurance Companies — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 19 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Net premiums written		$528	$524	$626	$552	$538	$597	$625	$1,149	$1,222	$1,678	$1,759		$2,311
Net premiums earned		$555	$556	$557	$573	$582	$586	$574	$1,112	$1,161	$1,667	$1,743		$2,316

Losses paid		$267	$275	$271	$262	$326	$280	$266	$546	$546	$813	$871		$1,133
Loss reserve change		(11)	92	50	26	(3)	67	32	142	100	131	97		123
Total losses incurred		$256	$367	$321	$288	$323	$347	$298	$688	$646	$944	$968		$1,256
Allocated loss expense paid		33	39	26	35	31	28	22	64	50	97	82		116
Allocated loss expense reserve change		7	5	6	(13)	(15)	1	12	11	13	18	(3)		(16)
Total allocated loss expense incurred		$40	$44	$32	$22	$16	$29	$34	$75	$63	$115	$79		$100
Unallocated loss expense paid		33	28	34	42	34	31	30	62	61	95	95		137
Unallocated loss expense reserve change		—	3	2	7	(1)	1	3	5	4	5	4		10
Total unallocated loss expense incurred		$33	$31	$36	$49	$33	$32	$33	$67	$65	$100	$99		$147
Underwriting expenses incurred		188	170	183	204	180	166	186	353	352	541	532		742

Underwriting (loss) profit		$38	$(56)	$(15)	$10	$30	$12	$23	$(71)	$35	$(33)	$65		$71

Ratio Data
Loss ratio		46.2%	66.0%	57.6%	50.3%	55.4%	59.2%	52.0%	61.8%	55.6%	56.7%	55.5%		54.2%
Allocated loss expense ratio		7.1	7.8	5.8	3.8	2.7	5.0	5.9	6.8	5.4	6.9	4.5		4.3
Unallocated loss expense ratio		6.0	5.7	6.4	8.4	5.7	5.5	5.7	6.0	5.7	6.0	5.7		6.4
Net underwriting expense ratio		35.6	32.5	29.2	36.5	33.5	27.8	29.7	30.8	28.8	32.2	30.2		31.7

Statutory combined ratio		94.9%	112.0%	99.0%	99.0%	97.3%	97.5%	93.3%	105.4%	95.5%	101.8%	95.9%		96.6%
Statutory combined ratio excluding catastrophes		96.1%	101.7%	96.5%	100.5%	93.3%	86.2%	89.4%	99.0%	87.8%	98.0%	89.5%		92.2%

Loss Detail
New losses greater than $4,000,000		$13	$21	$9	$10	$5	$18	$—	$30	$26	$43	$31		$41
New losses $2,000,000-$4,000,000		19	22	17	19	17	25	22	38	40	58	56		75
New losses $1,000,000-$2,000,000		14	15	9	18	26	15	18	24	33	38	60		78
New losses $750,000-$1,000,000		7	7	9	10	12	11	8	16	19	23	31		41
New losses $500,000-$750,000		15	7	12	11	14	12	9	19	20	34	34		45
New losses $250,000-$500,000		22	24	26	28	25	22	23	51	45	72	70		98
Case reserve development above $250,000		49	63	51	76	57	51	44	114	96	163	153		229

Large losses subtotal		$139	$159	$133	$172	$156	$154	$124	$292	$279	$431	$435		$607
IBNR incurred		11	38	18	(12)	(7)	(8)	6	56	(2)	67	(10)		(22)
Catastrophe losses incurred		(7)	57	14	(9)	23	66	22	71	89	64	112		103
Remaining incurred		113	113	156	137	151	135	146	269	280	382	431		568

Total losses incurred		$256	$367	$321	$288	$323	$347	$298	$688	$646	$944	$968		$1,256

Loss Ratio
New losses greater than $4,000,000		2.4%	3.7%	1.7%	1.8%	0.9%	3.1%	0.0%	2.7%	2.3%	2.6%	1.8%		1.8%
New losses $2,000,000-$4,000,000		3.5	3.9	3.1	3.2	2.9	4.3	3.9	3.5	3.4	3.5	3.2		3.2
New losses $1,000,000-$2,000,000		2.6	2.6	1.6	3.1	4.5	2.5	3.2	2.1	2.9	2.3	3.4		3.4
New losses $750,000-$1,000,000		1.2	1.3	1.6	1.7	2.1	1.9	1.3	1.5	1.6	1.4	1.8		1.8
New losses $500,000-$750,000		2.7	1.3	2.1	2.0	2.3	2.0	1.5	1.7	1.7	2.1	1.9		2.0
New losses $250,000-$500,000		3.9	4.4	4.7	4.9	4.3	3.8	4.0	4.5	3.9	4.3	4.0		4.2
Case reserve development above $250,000		8.8	11.4	9.1	13.2	9.8	8.7	7.8	10.3	8.3	9.8	8.8		9.9

Large losses subtotal		25.1%	28.6%	23.9%	29.9%	26.8%	26.3%	21.7%	26.3%	24.0%	26.0%	24.9%		26.3%
IBNR incurred		2.0	6.7	3.3	(2.1)	(1.3)	(1.4)	1.0	5.0	(0.2)	4.0	(0.6)		(0.9)
Total catastrophe losses incurred		(1.2)	10.3	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7	3.8	6.4		4.5
Remaining incurred		20.3	20.4	27.9	24.0	25.9	23.0	25.4	24.1	24.2	22.9	24.8		24.3

Total loss ratio		46.2%	66.0%	57.6%	50.3%	55.4%	59.2%	52.0%	61.8%	55.7%	56.7%	55.5%		54.2%

Loss Claim Count
New losses greater than $4,000,000		3	4	2	2	1	4	2	6	4	9	7		9
New losses $2,000,000-$4,000,000		8	8	7	7	6	9	5	15	14	23	20		27
New losses $1,000,000-$2,000,000		12	11	8	14	21	12	16	19	22	31	49		63
New losses $750,000-$1,000,000		8	8	10	11	15	13	9	18	21	26	37		48
New losses $500,000-$750,000		26	12	21	19	24	21	16	33	40	59	61		80
New losses $250,000-$500,000		67	72	81	85	74	67	68	153	166	220	209		294
Case reserve development above $250,000		74	93	77	129	95	76	74	170	206	244	245		374

Large losses total		198	208	206	267	236	202	190	414	473	612	628		895

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	11

Consolidated Cincinnati Insurance Companies — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 20 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Net premiums written		$190	$190	$145	$160	$184	$191	$150	$334	$341	$524	$525		$685
Net premiums earned		$170	$172	$171	$171	$167	$174	$177	$343	$351	$513	$518		$689

Losses paid		$121	$137	$130	$123	$141	$116	$116	$267	$232	$389	$373		$496
Loss reserve change		(14)	18	4	(31)	(8)	16	3	22	19	7	11		(20)
Total losses incurred		$107	$155	$134	$92	$133	$132	$119	$289	$251	$396	$384		$476
Allocated loss expense paid		4	4	3	4	4	4	3	7	7	11	11		15
Allocated loss expense reserve change		—	—	—	1	(1)	(1)	—	—	—	—	(1)		(1)
Total allocated loss expense incurred		$4	$4	$3	$5	$3	$3	$3	$7	$7	$11	$10		$14
Unallocated loss expense paid		14	14	15	19	13	13	13	28	25	41	38		57
Unallocated loss expense reserve change		—	1	—	(3)	1	1	1	—	2	1	3		1
Total unallocated loss expense incurred		$14	$15	$15	$16	$14	$14	$14	$28	$27	$42	$41		$58
Underwriting expenses incurred		56	56	51	58	56	55	51	108	106	163	162		224

Underwriting loss		$(11)	$(58)	$(32)	$—	$(39)	$(30)	$(10)	$(89)	$(40)	$(100)	$(79)		$(83)

Ratio Data
Loss ratio		63.1%	90.1%	78.3%	53.6%	79.7%	75.6%	67.4%	84.2%	71.5%	77.1%	74.1%		69.0%
Allocated loss expense ratio		2.4	2.4	1.9	2.7	1.8	1.9	1.9	2.2	1.9	2.2	1.9		2.1
Unallocated loss expense ratio		7.8	8.2	8.3	9.6	8.7	7.9	7.4	8.3	7.6	8.1	8.0		8.3
Net underwriting expense ratio		29.5	29.8	35.4	36.2	30.4	28.9	34.1	32.1	31.2	31.2	30.9		32.2

Statutory combined ratio		102.8%	130.5%	123.9%	102.1%	120.6%	114.3%	110.8%	126.8%	112.2%	118.7%	114.9%		111.6%
Statutory combined ratio excluding catastrophes		94.9%	95.1%	101.3%	106.2%	96.8%	87.3%	99.2%	97.8%	92.9%	96.7%	94.2%		97.1%

Loss Detail
New losses greater than $4,000,000		$5	$—	$—	$—	$5	$—	$—	$—	$—	$5	$5		$5
New losses $2,000,000-$4,000,000		5	—	—	—	—	—	—	—	—	5	—		—
New losses $1,000,000-$2,000,000		5	3	1	4	6	2	4	5	5	10	12		16
New losses $750,000-$1,000,000		2	—	2	3	2	2	1	2	3	4	4		7
New losses $500,000-$750,000		3	1	4	5	2	1	3	5	4	8	6		11
New losses $250,000-$500,000		7	7	9	7	8	5	6	15	12	22	20		26
Case reserve development above $250,000		2	7	5	6	2	3	4	12	7	14	9		16

Large losses subtotal		$29	$18	$21	$25	$25	$13	$18	$39	$31	$68	$56		$81
IBNR incurred		—	—	(1)	(4)	2	2	—	(1)	2	(1)	4		—
Catastrophe losses incurred		13	61	39	(7)	40	47	21	100	67	113	107		100
Remaining incurred		65	76	75	78	66	70	80	151	151	216	217		295

Total losses incurred		$107	$155	$134	$92	$133	$132	$119	$289	$251	$396	$384		$476

Loss Ratio
New losses greater than $4,000,000		2.9%	0.0%	0.0%	0.0%	3.0%	0.0%	0.0%	0.0%	0.0%	1.0%	1.0%		0.7%
New losses $2,000,000-$4,000,000		3.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.0		0.0
New losses $1,000,000-$2,000,000		2.7	1.9	0.8	2.4	3.8	1.1	2.1	1.4	1.6	1.8	2.3		2.3
New losses $750,000-$1,000,000		1.1	0.0	1.4	1.5	1.0	1.1	0.4	0.7	0.8	0.8	0.8		1.0
New losses $500,000-$750,000		1.7	0.8	2.2	2.9	1.3	0.7	1.5	1.5	1.1	1.5	1.2		1.6
New losses $250,000-$500,000		4.2	4.0	5.0	3.9	4.8	3.0	3.6	4.5	3.3	4.4	3.8		3.8
Case reserve development above $250,000		1.3	3.7	3.0	3.8	1.4	1.5	2.5	3.3	1.9	2.7	1.7		2.3

Large losses subtotal		16.9%	10.4%	12.4%	14.5%	15.3%	7.5%	10.0%	11.4%	8.7%	13.2%	10.8%		11.7%
IBNR incurred		(0.2)	0.1	(0.6)	(2.3)	1.0	0.9	0.2	(0.3)	0.6	(0.3)	0.7		0.0
Total catastrophe losses incurred		7.9	35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3	22.0	20.7		14.5
Remaining incurred		38.5	44.2	43.9	45.5	39.6	40.2	45.6	44.1	42.9	42.2	41.9		42.8

Total loss ratio		63.1%	90.1%	78.3%	53.6%	79.7%	75.6%	67.4%	84.2%	71.5%	77.1%	74.1%		69.0%

Loss Claim Count
New losses greater than $4,000,000		1	—	—	—	1	—	—	—	—	1	1		—
New losses $2,000,000-$4,000,000		2	—	—	—	—	—	—	—	—	2	—		3
New losses $1,000,000-$2,000,000		4	3	1	3	6	1	3	4	4	8	10		7
New losses $750,000-$1,000,000		2	—	3	3	2	2	1	3	6	5	5		14
New losses $500,000-$750,000		5	2	7	9	4	2	5	9	16	14	11		51
New losses $250,000-$500,000		22	20	27	20	26	17	19	47	47	69	62		28
Case reserve development above $250,000		7	15	12	17	7	8	7	27	29	34	22		79

Large losses total		43	40	50	52	46	30	35	90	102	133	111		182

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	12

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2009

(Dollars in millions)	Standard Market										Surplus Lines			Standard Market		*Consolidated
	Commercial Lines							Personal Lines			Commercial	Consolidated		Commercial	Personal	Total
	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2009	2008	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%
AL	$13.9	$13.2	$5.8	$0.9	$6.1	$1.8	$0.5	$12.6	$19.3	$4.2	$0.8	$79.2	$78.5	(0.9)	0.9	0.9
AZ	8.0	4.9	7.3	0.7	0.8	0.7	0.4	0.5	0.5	0.2	0.2	24.2	24.9	(7.5)	361.4	(2.9)
AR	7.0	8.0	4.7	3.0	3.4	1.4	0.4	2.0	2.3	0.7	0.6	33.5	34.1	(5.0)	5.9	(1.8)
CO	0.2	0.3	0.2	0.3	—	0.2	—	—	0.1	—	—	1.5	1.5	(3.2)	(1.2)	(2.5)
DE	1.7	1.2	0.9	2.1	0.2	0.1	0.1	—	—	—	—	6.4	4.5	43.2	228.8	43.2
FL	17.7	17.3	7.0	0.9	1.6	1.8	0.7	8.1	12.8	2.4	—	70.3	83.7	(19.3)	(8.6)	(16.0)
GA	19.6	16.3	13.7	9.7	5.9	5.2	0.8	23.4	21.2	6.3	2.2	124.3	122.6	(0.6)	1.6	1.4
ID	7.4	3.6	3.9	0.2	0.7	0.9	0.2	0.2	0.1	—	0.2	17.5	17.3	(2.4)	nm	0.8
IL	47.4	33.5	21.8	37.4	10.1	5.4	2.3	18.7	14.4	5.1	2.9	199.0	210.8	(7.9)	1.9	(5.5)
IN	32.8	27.7	17.6	19.9	6.4	5.2	1.9	20.6	19.1	5.3	3.9	160.4	164.8	(4.7)	(1.2)	(2.6)
IA	15.1	11.2	7.1	17.8	3.4	2.5	1.1	2.6	2.6	1.3	0.3	64.9	66.8	(2.7)	(8.2)	(2.8)
KS	6.3	6.8	3.7	6.8	2.4	1.6	0.4	3.2	4.0	0.9	0.3	36.3	35.1	4.2	(2.2)	3.4
KY	15.8	16.6	10.3	2.7	4.4	2.7	0.8	15.7	12.1	3.4	1.1	85.5	82.7	1.7	2.9	3.5
MD	10.7	5.2	8.2	7.9	0.9	1.1	0.3	0.2	1.3	0.4	0.6	36.8	36.5	(1.8)	18.4	0.8
MI	23.5	16.2	10.2	10.7	8.6	4.9	1.4	8.6	10.4	2.4	1.4	98.3	101.2	(4.9)	(0.9)	(2.9)
MN	15.2	11.9	6.5	5.5	2.6	1.7	0.9	4.8	4.2	2.8	1.1	57.2	58.9	(6.6)	5.2	(2.8)
MO	16.3	15.1	9.7	10.8	4.4	2.5	0.8	2.3	3.3	0.8	1.2	67.2	68.7	(5.5)	14.0	(2.2)
MT	10.2	5.7	5.4	0.1	0.8	0.3	0.4	0.8	0.7	0.2	0.3	24.8	24.1	(1.7)	117.9	3.3
NE	4.8	4.1	2.5	5.2	1.0	0.8	0.3	0.6	0.7	0.3	0.2	20.6	21.9	(7.2)	(1.5)	(5.9)
NH	2.3	1.5	1.0	1.8	0.6	0.4	0.1	0.5	0.5	0.3	0.2	9.1	8.6	4.2	0.7	6.0
NM	2.2	0.7	1.1	0.3	0.1	0.4	—	—	—	—	0.1	5.1	2.8	76.2	176.2	79.1
NY	24.6	7.1	9.4	1.8	1.0	2.0	0.5	—	—	—	0.3	46.8	41.4	12.4	7.3	13.2
NC	24.0	19.7	15.1	19.1	9.6	6.0	1.3	3.9	3.5	2.5	1.4	106.0	115.5	(14.6)	130.2	(8.3)
ND	3.7	2.6	2.0	—	0.7	0.5	0.2	0.3	0.4	0.1	0.1	10.6	11.1	(5.9)	10.1	(4.1)
OH	105.3	68.1	45.0	—	14.9	18.0	3.8	92.1	64.6	23.6	3.8	438.9	461.4	(4.8)	(5.9)	(4.9)
PA	34.1	22.3	21.8	37.2	7.1	4.5	1.4	5.5	4.3	2.7	1.0	142.0	146.5	(3.8)	(3.2)	(3.1)
SC	9.2	5.9	4.7	4.2	1.8	1.8	0.3	0.3	0.2	0.2	0.4	28.9	32.9	(14.7)	231.4	(12.0)
SD	2.8	1.8	1.3	2.9	0.3	0.3	0.1	—	—	—	0.1	9.6	12.2	(22.0)	(6.5)	(21.2)
TN	17.2	14.6	10.6	7.9	7.0	3.8	0.9	6.5	6.8	2.6	0.8	78.7	80.0	(3.7)	2.1	(1.6)
TX	3.4	4.1	2.0	1.6	0.3	0.4	0.3	—	—	—	0.5	12.6	4.3	180.6	50.0	193.3
UT	9.1	4.3	5.1	0.1	0.5	1.8	0.3	0.9	0.3	0.1	0.8	23.2	21.4	(1.0)	nm	8.5
VT	3.5	3.0	2.3	4.1	0.7	0.7	0.2	0.5	0.7	0.2	0.2	16.2	17.3	(7.7)	(4.6)	(6.2)
VA	22.3	17.7	13.8	12.8	3.8	5.0	1.0	6.9	5.7	2.3	1.0	92.3	101.0	(10.6)	(2.2)	(8.6)
WA	1.2	0.5	0.8	—	—	0.1	0.1	—	—	—	0.2	3.0	1.0	181.8	nm	206.5
WV	5.7	3.7	3.8	0.7	1.8	1.0	0.2	—	0.5	0.1	0.6	18.1	16.7	5.0	(9.1)	8.2
WI	20.2	12.9	8.9	20.1	3.1	1.8	1.4	6.5	5.3	2.5	1.1	83.9	86.7	(3.7)	(4.9)	(3.2)
WY	0.5	0.1	0.1	—	—	0.1	—	—	—	—	—	0.8	0.6	31.2	32.2	31.3
All Other	2.2	2.0	1.9	3.1	0.2	1.1	0.1	—	0.1	—	—	10.8	9.7	10.2	29.4	10.3

Total	$567.0	$411.4	$297.2	$260.4	$117.2	$90.6	$25.9	$248.9	$222.2	$73.9	$30.0	$2,344.7	$2,409.6	(4.6)	(0.4)	(2.7)
Other Direct	—	1.2	—	2.5	—	—	—	—	2.2	—	—	5.9	9.8	(50.4)	(6.3)	(39.9)

Total Direct	$567.0	$412.6	$297.2	$262.9	$117.2	$90.6	$25.9	$248.9	$224.4	$73.9	$30.0	$2,350.6	$2,419.4	(4.7)	(0.4)	(2.8)

Surplus direct premiums written were $30.0 million and $8.4 million for the nine months ended September 30, 2009 and 2008, respectively.

*	Consolidated change consists of commercial lines, personal lines and E&S.

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.Percentage changes are calculated based on whole dollar amounts.

2009 Third-Quarter Supplement	13

Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Commercial casualty:
Written premiums		$168	$171	$209	$183	$171	$199	$211	$379	$410	$548	$582		$764
Earned premiums		180	180	187	183	196	194	190	366	384	546	580		763
Loss and loss expenses ratio		45.0%	54.2%	55.2%	23.9%	44.4%	39.8%	58.3%	54.7%	48.9%	51.5%	47.4%		41.7%
Less catastrophe loss ratio		—	—	—	—	—	—	—	—	—	—	—		—

Loss and loss expenses excluding catastrophe loss ratio		45.0%	54.2%	55.2%	23.9%	44.4%	39.8%	58.3%	54.7%	48.9%	51.5%	47.4%		41.7%

Commercial property:
Written premiums		$124	$113	$132	$117	$117	$124	$124	$245	$247	$370	$364		$481
Earned premiums		122	120	121	122	120	123	122	241	244	362	364		487
Loss and loss expenses ratio		42.8%	88.3%	69.0%	47.2%	70.0%	97.6%	75.5%	78.6%	86.6%	66.6%	81.1%		72.6%
Less catastrophe loss ratio		0.6	23.5	7.4	(5.3)	15.6	38.0	16.5	15.4	27.3	10.4	23.4		16.2

Loss and loss expenses excluding catastrophe loss ratio		42.2%	64.8%	61.6%	52.5%	54.4%	59.6%	59.0%	63.2%	59.3%	56.2%	57.7%		56.4%

Commercial auto:
Written premiums		$92	$94	$110	$94	$93	$108	$107	$204	$215	$296	$308		$402
Earned premiums		99	98	99	103	103	104	101	197	205	296	308		411
Loss and loss expenses ratio		67.9%	62.5%	59.7%	94.8%	63.2%	67.5%	63.4%	61.1%	65.5%	63.4%	64.7%		72.3%
Less catastrophe loss ratio		(0.8)	3.3	(0.1)	(0.8)	0.1	3.4	(0.4)	1.6	1.5	0.8	1.0		0.6

Loss and loss expenses excluding catastrophe loss ratio		68.7%	59.2%	59.8%	95.6%	63.1%	64.1%	63.8%	59.5%	64.0%	62.6%	63.7%		71.7%

Workers’ compensation:
Written premiums		$69	$79	$104	$89	$84	$95	$114	$183	$209	$252	$293		$382
Earned premiums		82	88	83	93	93	94	94	171	189	253	282		375
Loss and loss expenses ratio		110.2%	130.2%	117.5%	128.2%	90.9%	78.3%	64.8%	124.0%	71.5%	119.5%	77.9%		90.4%
Less catastrophe loss ratio		—	—	—	—	—	—	—	—	—	—	—		—

Loss and loss expenses excluding catastrophe loss ratio		110.2%	130.2%	117.5%	128.2%	90.9%	78.3%	64.8%	124.0%	71.5%	119.5%	77.9%		90.4%

Specialty package:
Written premiums		$38	$35	$38	$37	$36	$36	$37	$73	$73	$110	$109		$145
Earned premiums		37	37	35	36	35	36	35	72	72	110	107		144
Loss and loss expenses ratio		33.5%	114.3%	96.0%	40.6%	80.2%	109.7%	63.4%	105.4%	86.8%	81.0%	84.6%		73.5%
Less catastrophe loss ratio		(18.2)	68.8	13.7	(3.8)	12.2	43.9	8.1	41.9	26.2	21.5	21.5		15.2

Loss and loss expenses excluding catastrophe loss ratio		51.7%	45.5%	82.3%	44.4%	68.0%	65.8%	55.3%	63.5%	60.6%	59.5%	63.1%		58.3%

Surety and executive risk:
Written premiums		$28	$25	$25	$24	$29	$28	$25	$50	$54	$78	$82		$107
Earned premiums		27	25	25	28	27	28	25	50	53	77	80		107
Loss and loss expenses ratio		85.6%	67.0%	30.3%	76.5%	73.6%	92.0%	45.9%	48.8%	70.1%	61.7%	71.3%		72.6%
Less catastrophe loss ratio		—	—	—	—	—	—	—	—	—	—	—		—

Loss and loss expenses excluding catastrophe loss ratio		85.6%	67.0%	30.3%	76.5%	73.6%	92.0%	45.9%	48.8%	70.1%	61.7%	71.3%		72.6%

Machinery and equipment:
Written premiums		$9	$7	$8	$8	$8	$7	$7	$15	$14	$24	$22		$30
Earned premiums		8	8	7	8	7	7	7	15	14	23	22		29
Loss and loss expense ratio		38.4%	39.7%	59.3%	50.4%	32.4%	34.1%	53.3%	49.3%	43.6%	45.6%	39.8%		42.5%
Less catastrophe loss ratio		(0.1)	1.2	4.5	(0.2)	2.8	1.0	—	2.8	0.6	1.8	1.3		0.9

Loss and loss expense excluding catastrophe loss ratio		38.5%	38.5%	54.8%	50.6%	29.6%	33.1%	53.3%	46.5%	43.0%	43.8%	38.5%		41.6%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2009 Third-Quarter Supplement	14

Quarterly Property Casualty Data — Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Personal auto:
Written premiums		$90	$89	$68	$73	$88	$89	$69	$157	$158	$246	$246		$320
Earned premiums		80	80	79	80	81	82	83	159	164	239	245		325
Loss and loss expenses ratio		64.9%	75.7%	63.6%	81.0%	63.7%	56.8%	67.6%	69.7%	62.2%	68.1%	62.7%		67.2%
Less catastrophe loss ratio		0.6	3.1	0.3	(1.6)	1.7	3.1	1.7	1.7	2.4	1.4	2.2		1.2

Loss and loss expenses excluding catastrophe loss ratio		64.3%	72.6%	63.3%	82.6%	62.0%	53.7%	65.9%	68.0%	59.8%	66.7%	60.5%		66.0%

Homeowner:
Written premiums		$75	$76	$56	$65	$72	$79	$60	$132	$139	$208	$212		$277
Earned premiums		68	70	70	69	64	71	72	140	143	207	208		277
Loss and loss expenses ratio		96.4%	147.8%	132.9%	52.9%	122.8%	130.7%	91.4%	140.3%	110.9%	126.0%	114.6%		99.2%
Less catastrophe loss ratio		18.0	77.6	51.5	(8.5)	54.5	60.0	25.2	64.5	42.5	49.4	46.2		32.5

Loss and loss expenses excluding catastrophe loss ratio		78.4%	70.2%	81.4%	61.4%	68.3%	70.7%	66.2%	75.8%	68.4%	76.6%	68.4%		66.7%

Other personal:
Written premiums		$25	$25	$21	$21	$24	$23	$21	$45	$44	$70	$67		$88
Earned premiums		22	22	22	22	22	21	22	44	44	67	65		87
Loss and loss expenses ratio		33.8%	42.6%	37.8%	51.8%	91.5%	43.2%	62.2%	40.2%	52.9%	38.0%	65.8%		62.2%
Less catastrophe loss ratio		3.4	18.7	11.0	0.4	14.5	8.0	4.1	14.8	6.0	11.0	8.9		6.7

Loss and loss expenses excluding catastrophe loss ratio		30.4%	23.9%	26.8%	51.4%	77.0%	35.2%	58.1%	25.4%	46.9%	27.0%	56.9%		55.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2009 Third-Quarter Supplement	15

Consolidated Cincinnati Insurance Companies
Quarterly Detailed Loss Analysis

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
All Lines
Loss and loss expenses:
Loss and loss expenses — current AY		$542	$529	$482	$610	$566	$532	$467	$1,010	$999	$1,553	$1,563		$2,175
Loss and loss expenses — prior AY’s		(89)	(27)	9	(120)	(107)	(87)	(9)	(18)	(96)	(107)	(201)		(320)
Catastrophes — current AY		8	120	55	(17)	59	113	47	175	160	183	220		203
Catastrophes — prior AY’s		(2)	(2)	(2)	1	3	—	(4)	(4)	(4)	(6)	(1)		—

Total		$459	$620	$544	$474	$521	$558	$501	$1,163	$1,059	$1,623	$1,581		$2,058

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY		73.9%	72.1%	65.8%	81.9%	75.3%	69.7%	62.2%	69.0%	66.0%	70.6%	69.1%		72.2%
Loss and loss expenses — prior AY’s		(12.1)	(3.7)	1.2	(16.2)	(14.0)	(11.3)	(1.2)	(1.2)	(6.3)	(4.9)	(8.9)		(10.6)
Catastrophes — current AY		1.2	16.3	7.5	(2.2)	8.0	15.0	6.2	11.9	10.5	8.4	9.7		6.7
Catastrophes — prior AY’s		(0.3)	(0.2)	(0.3)	0.1	0.4	(0.1)	(0.5)	(0.3)	(0.2)	(0.3)	0.0		0.0

Total		62.7%	84.5%	74.2%	63.6%	69.7%	73.3%	66.7%	79.4%	70.0%	73.8%	69.9%		68.3%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY		$407	$403	$363	$464	$437	$416	$354	$766	$770	$1,173	$1,208		$1,672
Loss and loss expenses — prior AY’s		(71)	(18)	11	(97)	(89)	(74)	(11)	(7)	(85)	(78)	(174)		(270)
Catastrophes — current AY		(4)	61	17	(9)	22	66	25	78	92	74	114		105
Catastrophes — prior AY’s		(3)	(4)	(3)	—	1	—	(3)	(7)	(3)	(10)	(2)		(2)

Total		$329	$442	$388	$358	$371	$408	$365	$830	$774	$1,159	$1,146		$1,505

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY		73.3%	72.5%	65.2%	80.9%	75.0%	70.8%	61.6%	68.8%	66.4%	70.4%	69.3%		72.3%
Loss and loss expenses — prior AY’s		(12.8)	(3.2)	2.1	(17.0)	(15.2)	(12.4)	(1.9)	(0.6)	(7.3)	(4.6)	(10.0)		(11.7)
Catastrophes — current AY		(0.6)	10.9	3.1	(1.5)	3.8	11.4	4.5	7.0	7.9	4.4	6.5		4.5
Catastrophes — prior AY’s		(0.6)	(0.7)	(0.6)	0.0	0.2	(0.1)	(0.6)	(0.6)	(0.3)	(0.6)	(0.1)		(0.1)

Total		59.3%	79.5%	69.8%	62.4%	63.8%	69.7%	63.6%	74.6%	66.7%	69.6%	65.7%		65.0%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY		$130	$121	$115	$143	$128	$114	$113	$237	$228	$366	$356		$499
Loss and loss expenses — prior AY’s		(18)	(9)	(2)	(23)	(17)	(12)	2	(12)	(11)	(29)	(28)		(51)
Catastrophes — current AY		12	59	38	(8)	38	47	22	97	68	109	106		98
Catastrophes — prior AY’s		1	2	1	1	2	—	(1)	3	(1)	4	1		2

Total		$125	$173	$152	$113	$151	$149	$136	$325	$284	$450	$435		$548

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY		76.1%	70.9%	67.4%	83.8%	76.3%	65.6%	64.1%	69.0%	64.8%	71.3%	68.6%		72.4%
Loss and loss expenses — prior AY’s		(10.7)	(5.4)	(1.4)	(13.7)	(10.0)	(7.2)	1.0	(3.4)	(3.1)	(5.8)	(5.3)		(7.3)
Catastrophes — current AY		7.3	34.3	22.0	(4.7)	22.9	27.0	11.9	28.1	19.4	21.2	20.6		14.2
Catastrophes — prior AY’s		0.6	1.1	0.6	0.5	0.9	0.0	(0.3)	0.9	(0.1)	0.8	0.1		0.3

Total		73.3%	100.9%	88.6%	65.9%	90.1%	85.4%	76.7%	94.6%	81.0%	87.5%	84.0%		79.6%

2009 Third-Quarter Supplement	16

Cincinnati Insurance Group (Excludes CSU)
Loss and Loss Expense Analysis

		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
(In millions)	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at September 30, 2009
Commercial casualty	$188	$92	$280	$24	$(30)	$9	$2	$212	$(30)	$101	$282
Commercial property	255	34	289	(17)	13	—	(4)	238	13	34	285
Commercial auto	167	28	195	(11)	3	—	(8)	156	3	28	187
Workers’ compensation	184	30	214	(6)	89	12	95	178	89	42	309
Specialty packages	71	13	84	(3)	8	1	6	68	8	13	90
Surety and executive risk	34	7	41	(2)	2	(1)	—	32	2	6	41
Machinery and equipment	8	1	9	—	—	—	—	8	—	1	9

Total commercial lines	908	204	1,112	(14)	86	22	91	892	85	226	1,203

Personal auto	152	21	173	(11)	1	—	(10)	141	1	21	163
Homeowners	217	26	244	8	20	2	30	225	20	29	274
Other personal	37	4	41	(12)	(2)	(1)	(15)	24	(2)	3	26

Total personal lines	406	52	458	(16)	19	2	5	390	19	53	463

Total property casualty group	$1,314	$257	$1,570	$(30)	$105	$23	$96	$1,283	$104	$279	$1,666

Ceded loss and loss expense incurred at September 30, 2009
Commercial casualty	$31	$9	$40	$(31)	$(7)	$(1)	$(39)	$—	$(7)	$7	$1
Commercial property	41	—	41	2	1	—	3	42	1	—	43
Commercial auto	1	—	1	(2)	—	—	(2)	—	—	—	—
Workers’ compensation	11	1	11	(7)	2	—	(4)	4	2	1	7
Specialty packages	2	—	2	(1)	—	—	(1)	1	—	—	1
Surety and executive risk	9	2	11	(17)	—	—	(17)	(8)	—	2	(7)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—

Total commercial lines	95	12	106	(56)	(3)	(1)	(60)	39	(4)	10	46

Personal auto	1	—	1	—	—	—	—	1	—	—	—
Homeowners	15	—	15	(5)	3	—	(3)	10	3	—	12
Other personal	1	—	1	(1)	—	—	(1)	—	—	—	—

Total personal lines	17	—	17	(6)	3	—	(3)	10	3	—	12

Total property casualty group	$111	$12	$122	$(62)	$—	$(1)	$(63)	$49	$(1)	$10	$58

Net loss and loss expense incurred at September 30, 2009
Commercial casualty	$157	$83	$240	$55	$(24)	$10	$41	$212	$(24)	$93	$282
Commercial property	215	33	249	(19)	12	—	(7)	196	12	33	241
Commercial auto	166	28	194	(9)	2	—	(6)	157	2	28	187
Workers’ compensation	174	29	203	—	87	12	99	174	87	42	302
Specialty packages	69	12	82	(2)	8	1	7	67	8	13	89
Surety and executive risk	25	5	30	16	2	(1)	17	41	2	4	48
Machinery and equipment	8	1	9	1	—	—	—	9	—	1	11

Total commercial lines	813	192	1,007	42	89	23	152	855	88	214	1,158

Personal auto	151	21	173	(11)	1	—	(10)	140	1	21	163
Homeowners	202	26	229	14	17	2	33	216	17	29	261
Other personal	35	4	40	(12)	(2)	(1)	(15)	24	(2)	3	26

Total personal lines	389	52	441	(9)	16	2	8	380	16	53	450

Total property casualty group	$1,202	$244	$1,448	$33	$105	$24	$160	$1,235	$105	$268	$1,608

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

2009 Third-Quarter Supplement	17

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — All Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Premiums
Agency renewal written premiums		$669	$666	$695	$669	$687	$738	$733	$1,361	$1,472	$2,030	$2,159		$2,828
Agency new business written premiums		107	107	97	100	93	100	76	204	175	311	268		368
Ceded written premiums		(42)	(40)	(39)	(41)	(50)	(37)	(38)	(79)	(75)	(122)	(125)		(165)
Other written premiums		2	2	2	2	4	1	2	5	3	7	7		9
Written premium adjustment — statutory		(6)	(12)	23	(13)	(7)	(12)	3	11	(9)	5	(17)		(30)

Reported written premiums — statutory*		$730	$723	$778	$717	$727	$790	$776	$1,501	$1,566	$2,231	$2,292		$3,010
Unearned premium change		3	10	(46)	30	24	(29)	(25)	(36)	(54)	(33)	(30)		—

Earned premiums		$733	$733	$732	$747	$751	$761	$751	$1,465	$1,512	$2,198	$2,262		$3,010

Year over year change %
Agency renewal written premiums		(2.7)%	(9.8)%	(5.2)%	(5.1)%	(6.1)%	(3.0)%	(3.7)%	(7.6)%	(3.4)%	(6.0)%	(4.3)%		(4.5)%
Agency new business written premiums		15.4	7.3	28.9	22.9	12.4	22.8	(6.3)	16.6	8.3	16.0	9.8		13.1
Ceded written premiums		(14.6)	7.1	4.6	(0.7)	20.8	(4.6)	(1.1)	5.8	(2.9)	(2.4)	5.4		3.8
Other written premiums		(31.5)	81.6	32.5	(50.6)	(39.1)	(74.6)	(71.8)	53.5	(73.1)	7.9	(61.6)		(59.3)
Written premium adjustment — statutory		(20.3)	(0.3)	661.2	(48.0)	(81.6)	(900.0)	(91.5)	(220.8)	(124.3)	(126.5)	161.5		(4.8)
Reported written premiums — statutory*		0.5	(8.5)	0.3	(1.0)	(1.3)	(2.5)	(8.3)	(4.2)	(5.4)	(2.7)	(4.2)		(3.4)

Statutory combined ratio
Statutory combined ratio		96.9%	116.6%	105.1%	100.2%	102.8%	101.5%	97.2%	110.8%	99.4%	106.2%	100.5%		100.4%
Contribution from catastrophe losses		0.9	16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3	8.1	9.7		6.8

Statutory combined ratio excluding catastrophe losses		96.0%	100.5%	97.9%	102.3%	94.4%	86.6%	91.5%	99.2%	89.1%	98.1%	90.8%		93.6%

Commission expense ratio		20.1%	18.2%	17.7%	20.8%	17.7%	17.4%	17.7%	17.9%	17.5%	18.7%	17.6%		18.4%
Other expense ratio		14.1	13.8	13.2	15.9	15.4	10.7	12.9	13.5	11.8	13.7	12.8		13.7

Statutory expense ratio		34.2%	32.0%	30.9%	36.7%	33.1%	28.1%	30.6%	31.4%	29.3%	32.4%	30.4%		32.1%

GAAP combined ratio
GAAP combined ratio		95.1%	116.6%	107.5%	98.9%	101.3%	103.5%	98.6%	112.1%	101.1%	106.4%	101.0%		100.6%
Contribution from catastrophe losses		0.9	16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3	8.1	9.7		6.8

GAAP combined ratio excluding catastrophe losses		94.2%	100.5%	100.3%	101.0%	92.9%	88.6%	92.9%	100.5%	90.8%	98.3%	91.3%		93.8%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	18

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Commercial Lines

				Three months ended					Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Premiums
Agency renewal written premiums		$489	$488	$557	$514	$502	$552	$588	$1,045	$1,140	$1,535	$1,642		$2,156
Agency new business written premiums		76	79	76	83	77	87	66	155	153	231	229		312
Ceded written premiums		(32)	(32)	(31)	(23)	(46)	(31)	(32)	(64)	(63)	(96)	(109)		(131)
Other written premiums		2	1	1	(9)	13	1	—	3	1	4	14		4
Written premium adjustment — statutory		(6)	(12)	23	(13)	(8)	(12)	3	11	(9)	4	(17)		(30)

Reported written premiums — statutory*		$528	$524	$626	$552	$538	$597	$625	$1,149	$1,222	$1,678	$1,759		$2,311
Unearned premium change		27	32	(69)	21	44	(11)	(51)	(37)	(61)	(11)	(16)		5

Earned premiums		$555	$556	$557	$573	$582	$586	$574	$1,112	$1,161	$1,667	$1,743		$2,316

Year over year change %
Agency renewal written premiums		(2.5)%	(11.6)%	(5.2)%	(5.9)%	(7.7)%	(2.9)%	(4.0)%	(8.3)%	(3.5)%	(6.5)%	(4.8)%		(5.1)%
Agency new business written premiums		(0.4)	(8.9)	14.9	16.2	6.0	21.2	(8.3)	1.4	6.4	0.8	6.3		8.8
Ceded written premiums		(29.2)	3.2	0.2	(33.0)	43.6	(1.6)	2.8	1.7	0.6	(11.4)	15.1		2.4
Other written premiums		(88.4)	49.2	nm	(391.7)	250.5	(73.4)	(99.4)	227.4	(89.2)	(70.3)	25.0		(66.5)
Written premium adjustment — statutory		(18.8)	4.2	666.7	(45.8)	(81.6)	(900.0)	(91.5)	(216.7)	(124.3)	(123.5)	161.7		(1.6)
Reported written premiums — statutory*		(1.8)	(12.2)	0.1	(1.9)	(1.2)	(2.7)	(9.8)	(5.9)	(6.5)	(4.7)	(4.9)		(4.2)

Statutory combined ratio
Statutory combined ratio		94.9%	112.0%	99.0%	99.0%	97.3%	97.5%	93.3%	105.4%	95.5%	101.8%	95.9%		96.6%
Contribution from catastrophe losses		(1.2)	10.2	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7	3.8	6.4		4.5

Statutory combined ratio excluding catastrophe losses		96.1%	101.8%	96.5%	100.5%	93.3%	86.2%	89.4%	99.0%	87.8%	98.0%	89.5%		92.1%

Commission expense ratio		20.3%	18.1%	16.4%	20.8%	18.1%	16.9%	16.5%	17.2%	16.7%	18.2%	17.1%		18.0%
Other expense ratio		15.3	14.4	12.8	15.7	15.4	10.9	13.2	13.5	12.1	14.0	13.1		13.7

Statutory expense ratio		35.6%	32.5%	29.2%	36.5%	33.5%	27.8%	29.7%	30.7%	28.8%	32.2%	30.2%		31.7%

GAAP combined ratio
GAAP combined ratio		92.4%	110.9%	102.2%	98.1%	94.9%	99.9%	95.0%	106.6%	97.4%	101.9%	96.6%		97.0%
Contribution from catastrophe losses		(1.2)	10.2	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7	3.8	6.4		4.5

GAAP combined ratio excluding catastrophe losses		93.6%	100.7%	99.7%	99.6%	90.9%	88.6%	91.1%	100.2%	89.7%	98.1%	90.2%		92.5%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	19

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data — Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Premiums
Agency renewal written premiums		$177	$176	$137	$156	$185	$186	$146	$313	$332	$490	$517		$672
Agency new business written premiums		21	19	14	11	11	10	8	34	19	55	30		42
Ceded written premiums		(9)	(7)	(7)	(8)	(13)	(6)	(6)	(15)	(12)	(24)	(26)		(33)
Other written premiums		1	1	1	—	1	1	2	2	2	3	4		4
Written premium adjustment — statutory		—	—	—	—	—	—	—	—	—	—	—		—

Reported written premiums — statutory*		$190	$191	$145	$158	$184	$191	$150	$334	$341	$524	$525		$685
Unearned premium change		(20)	(19)	26	13	(17)	(17)	27	9	10	(11)	(7)		4

Earned premiums		$170	$172	$171	$171	$167	$174	$177	$343	$351	$513	$518		$689

Year over year change %
Agency renewal written premiums		(4.7)%	(5.3)%	(6.0)%	(2.3)%	(1.6)%	(3.3)%	(2.8)%	(5.6)%	(3.1)%	(5.3)%	(2.5)%		(2.5)%
Agency new business written premiums		90.9	85.0	67.2	17.7	11.9	7.7	(0.5)	76.9	3.9	82.0	6.7		9.5
Ceded written premiums		(35.9)	20.2	23.1	7.0	61.4	(17.3)	(17.2)	21.6	(17.3)	(8.5)	11.0		10.1
Other written premiums		(30.4)	128.2	(50.0)	(64.9)	(37.3)	(76.2)	(0.4)	(7.6)	(43.3)	(16.0)	(41.3)		(45.4)
Written premium adjustment — statutory		0.0	0.0	0.0	(100.0)	(100.0)	0.0	(100.0)	0.0	(100.0)	0.0	(100.0)		(100.0)
Reported written premiums — statutory*		3.2	(0.4)	(3.5)	(1.4)	(4.0)	(3.0)	(2.0)	(1.8)	(2.6)	(0.1)	(3.1)		(2.7)

Statutory combined ratio
Statutory combined ratio		102.8%	130.5%	123.9%	102.1%	120.6%	114.3%	110.8%	126.8%	112.2%	118.7%	114.9%		111.6%
Contribution from catastrophe losses		7.9	35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3	22.0	20.7		14.5

Statutory combined ratio excluding catastrophe losses		94.9%	95.1%	101.3%	106.2%	96.8%	87.3%	99.2%	97.8%	92.9%	96.7%	94.2%		97.1%

Commission expense ratio		19.1%	18.0%	22.5%	21.2%	16.4%	18.6%	22.3%	20.0%	20.2%	19.6%	18.9%		19.5%
Other expense ratio		10.4	11.7	12.9	15.0	14.0	10.3	11.8	12.2	11.0	11.6	12.0		12.7

Statutory expense ratio		29.5%	29.7%	35.4%	36.2%	30.4%	28.9%	34.1%	32.2%	31.2%	31.2%	30.9%		32.2%

GAAP combined ratio
GAAP combined ratio		102.3%	133.2%	120.7%	100.0%	122.5%	115.3%	110.1%	126.9%	112.7%	118.7%	115.9%		111.9%
Contribution from catastrophe losses		7.9	35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3	22.0	20.7		14.5

GAAP combined ratio excluding catastrophe losses		94.4%	97.8%	98.1%	104.1%	98.7%	88.3%	98.5%	97.9%	93.4%	96.7%	95.2%		97.4%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	20

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2009	2008	Change	% Change	2009	2008	Change	% Change

Net premiums written	$109	$42	$67	157.2	$228	$129	$99	76.9
Net investment income	32	30	2	7.3	93	88	5	5.2
Amortization of interest maintenance reserve	(2)	(1)	(1)	(110.1)	(5)	(1)	(4)	(275.9)
Commissions and expense allowances on reinsurance ceded	2	2	—	nm	5	6	(1)	(11.4)
Income from fees associated with Separate Accounts	—	—	—	nm	1	1	—	nm
Total revenues	$141	$73	$68	92.8	$322	$223	$99	44.3

Death benefits and matured endowments	$14	$13	$1	4.9	$42	$34	$8	24.5
Annuity benefits	6	8	(2)	(29.7)	22	22	—	nm
Disability benefits and benefits under accident and health contracts	—	1	(1)	(29.5)	2	2	—	nm
Surrender benefits and group conversions	4	5	(1)	(26.8)	15	17	(2)	(13.3)
Interest and adjustments on deposit-type contract funds	3	3	—	nm	8	9	(1)	(6.0)
Increase in aggregate reserves for life and accident and health contracts	97	25	72	295.3	183	77	106	138.6
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	—
Total benefit expenses	$124	$55	$69	125.4	$272	$161	$111	68.5

Commissions	$12	$8	$4	49.9	$30	$24	$6	24.2
General insurance expenses and taxes	9	10	(1)	(7.3)	27	29	(2)	(6.7)
Increase in loading on deferred and uncollected premiums	(2)	(1)	(1)	(126.9)	(4)	(3)	(1)	(38.0)
Net transfers to or (from) Separate Accounts	(2)	—	(2)	nm	(4)	—	(4)	nm
Other deductions	—	—	—	—	—	—	—	—
Total operating expenses	$17	$17	$—	2.0	$49	$50	$(1)	(2.1)

Federal and foreign income taxes incurred	(1)	9	(8)	nm	(5)	20	(25)	nm

Net gain from operations before realized capital gains or (losses)	$1	$(7)	$8	nm	$6	$(8)	$14	nm

Net realized gains or (losses) net of capital gains tax	—	(25)	25	99.5	(7)	(40)	33	81.3

Net income (loss) (statutory)	$1	$(33)	$32	nm	$(1)	$(48)	$47	97.4

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of InsuranceCommissioners and filed with the appropriate regulatory bodies.

2009 Third-Quarter Supplement	21